Exhibit 99.1

MIVA, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

September 30, 2008

(In thousands)

		Disposition			Pro Forma
		Of	Pro Forma		As
	As Reported	Assets (a)	Adjustments		Adjusted
ASSETS
Assets
Cash and cash equivalents	$11,168	$—	$11,611	(b)	$22,779
Accounts receivable, net	12,029	(4,359)	—		7,670
Deferred tax assets	721	—	—		721
Prepaid expenses and other current assets	1,354	(828)	—		526

Total current assets	$25,272	$(5,187)	$11,611		$31,696

Property and equipment, net	5,277	(4,536)	—		741
Goodwill	14,743	(8,869)	—		5,874
Vendor agreements, net	1,029	(1,029)	—		—
Other intangible assets, net	2,494	(630)	—		1,864
Other assets	748	—	—		748

Total assets	$49,563	$(20,251)	$11,611		$40,923

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$8,148	$(4,708)	$—		$3,440
Accrued expenses	14,054	—	1,238	(c)	15,292
Current portion of long-term debt	816	(816)	—		—
Deferred revenue	2,462	(1,651)	—		811
Total current liabilities	25,480	(7,175)	1,238		19,543
Deferred tax liabilities long-term	721	—	—		721
Long-term debt	826	(826)	—		—
Other long-term liabilities	1,299	—	—		1,299
Total liabilities	$28,326	$(8,001)	$1,238		$21,563

Stockholders’ equity	21,237		(1,877	)(d)	19,360

Total liabilities and stockholders’ equity	$49,563	$(8,001)	$(639)		$40,923

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

(a)	Represents the assets and liabilities assumed of the Media business in the sale.

(b)

Represents the proceeds from the sale. Although the approximately $4.4 million outstanding under the Company’s Loan and Security Agreement (the “Loan Agreement”) on the closing date of the disposition was required to be repaid as a result of the sale, the Loan Agreement was entered into on November 7, 2008, therefore, no adjustment related to this repayment is reflected in the above numbers as of September 30, 2008.

(c)	Represents accrual of investment banking, legal and transactional costs of the sale.

(d)	Amount represents the loss on sale of the Media business.

MIVA, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2007

(In thousands)

		Disposition
		of Media	Pro Forma		Pro Forma
	As Reported	Business (a)	Adjustments		As Adjusted

Revenues	$152,870	$(89,624)	$—		$63,246
Cost of services	$72,758	$(62,539)	$—		$10,219
Gross profit	$80,112	$(27,085)	$—		$53,027

Operating expenses

Marketing, sales, and service	48,490	(12,598)	—		35,892
General and administrative	33,584	(18,312)	—		15,272
Product development	5,914	(2,632)	—		3,282
Amortization	4,828	(2,735)	—		2,093
Litigation settlements	1,312	(1,312)	—		—
Impairment loss	20,134	(20,134)	—		—
Restructuring Charges	2,819	(2,802)	—		17

Total operating expenses	117,081	(60,525)	—		56,556

Total Other Expense /(Income)	(732)	156	—		(576)

Loss before income taxes	(36,237)	33,284	—		(2,953)
Income tax expense (benefit)	557	(439)	—	(b)	118

Loss from continuing operations	$(36,794)	$33,723	$—		$(3,071)

Basic and diluted per share amounts:

Loss per share	$(1.15)				$(0.10)

Weighted average number of shares	31,935				31,935

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

(a)	Represents results of operations of the portion of the Media Business that was sold for the year ended December 31, 2007.

(b)	No adjustment to income tax expense (benefit) was assumed as a result of the sale.

MIVA, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2006

(In thousands)

		Disposition
		of Media	Pro Forma		Pro Forma
	As Reported	Business (a)	Adjustments		As Adjusted

Revenues	$170,798	$(117,092)	$—		$53,706
Cost of services	$89,025	$(76,128)	$—		$12,897
Gross profit	$81,773	$(40,964)	$—		$40,809

Operating expenses

Marketing, sales, and service	48,761	(16,253)	—		32,508
General and administrative	41,540	(21,032)	—		20,508
Product development	8,548	(5,622)	—		2,926
Amortization	6,984	(4,428)	—		2,556
Impairment loss	63,680	(63,680)	—		—

Total operating expenses	169,513	(111,015)	—		58,498

Total Other Expense /(Income)	(974)	(151)	—		(1,125)

Loss before income taxes	(86,766)	70,202	—		(16,564)
Income tax expense (benefit)	(1,790)	5,701	—	(b)	(3,911)

Loss from continuing operations	$(84,976)	$64,501			$(20,475)

Basic and diluted per share amounts:

Loss per share	$(2.70)				$(0.65)

Weighted average number of shares	31,433				31,433

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

(a)	Represents results of operations of the portion of the Media Business that was sold for the year ended December 31, 2006.

(b)	No adjustment to income tax expense (benefit) was assumed as a result of the sale.

MIVA, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2008

(In thousands)

		Disposition
		of Media	Pro Forma		Pro Forma
	As Reported	Business (a)	Adjustments		As Adjusted

Revenues	$91,001	$(55,088)			$35,913
Cost of services	44,519	(40,469)			4,050
Gross profit	$46,482	$(14,619)			$31,863

Operating expenses

Marketing, sales, and service	30,356	(6,848)			23,508
General and administrative	24,363	(11,408)			12,955
Product development	3,752	(550)			3,202
Amortization	2,115	(751)			1,364
Litigation settlements	2,630	(2,630)			—
Restructuring Charges	3,655	(2,271)			1,384

Total operating expenses	66,871	(24,458)			42,413

Total Other Expense /(Income)	1,336	(1,583)			(247)

Loss before income taxes	(21,725)	11,422			(10,303)
Income tax expense (benefit)	67	(76)	—	(b)	(9)

Loss from continuing operations	$(21,792)	$11,498			$(10,294)

Basic and diluted per share amounts:					(0.32)

Loss per share	$(0.67)				$(0.32)

Weighted average number of shares	32,596				32,596

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

(a)	Represents results of operations of the portion of the Media Business that was sold for the nine months ended September 30, 2008.

(b)	No adjustment to income tax expense (benefit) was assumed as a result of the sale.

MIVA, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2007

(In thousands)

		Disposition
		of Media	Pro Forma		Pro Forma
	As Reported	Business (a)	Adjustments		As Adjusted

Revenues	$116,901	$(69,954)	$—		$46,947
Cost of services	$55,411	$(47,995)	$—		$7,416
Gross profit	$61,490	$(21,959)	$—		$39,531

Operating expenses

Marketing, sales, and service	36,473	(9,805)	—		26,668
General and administrative	24,228	(12,746)	—		11,482
Product development	4,690	(2,153)	—		2,537
Amortization	3,656	(2,064)	—		1,592
Impairment loss	15,450	(15,450)	—		—
Restructuring Charges	3,025	(3,008)	—		17

Total operating expenses	87,522	(45,226)	—		42,296

Total Other Expense /(Income)	(899)	516	—		(383)

Loss before income taxes	(25,133)	22,751	—		(2,382)
Income tax expense (benefit)	234	217	—	(b)	17

Loss from continuing operations	$(25,367)	$22,968	$—		$(2,399)

Basic and diluted per share amounts:

Loss per share	$(0.80)				$(0.08)

Weighted average number of shares	31,832				31,832

See accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Information

(a)	Represents results of operations of the portion of the Media Business that was sold for the nine months ended September 30, 2007.

(b)	No adjustment to income tax expense (benefit) was assumed as a result of the sale.

MIVA INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Note 1 Asset Purchase Agreement

On March 12, 2009, MIVA, Inc. and certain of our subsidiaries entered into and consummated an Asset Purchase Agreement (the “Agreement”) with Adknowledge, Inc. (“Adknowledge”) and certain of its subsidiaries pursuant to which we sold to Adknowledge assets relating to our MIVA Media operations for cash consideration of approximately $11.6 million, plus assumption of certain balance sheet liabilities, and subject to certain retained assets and liabilities and post-closing adjustments (the “MIVA Media Sale”).

Note 2 Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2008 provides the effect to the MIVA Media sale. The unaudited pro forma condensed consolidated statements of operations for the nine month periods ended September 30, 2008 and 2007 and the years ended December 31, 2007 and 2006 give effect to the MIVA Media sale.

The unaudited pro forma condensed consolidated balance sheet assumes the MIVA Media sale occurred on September 30, 2008, and the unaudited pro forma condensed consolidated statements of operations assume the MIVA Media sale occurred on January 1st of each period presented.

In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the MIVA Media sale on the historical financial information of the Company. The unaudited pro forma condensed consolidated financial statements do not necessarily represent what the Company’s financial position or results of operations would have been had the MIVA Media sale occurred on such dates or project the Company’s financial position or results of operations at or for any future date or period. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of the Company.

Note 3 Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet assumes that the assets included in the MIVA Media sale were sold on September 30, 2008. Cash proceeds are based on the cash received and managements estimate of the costs of the transaction. As a result, final amounts will likely vary from this presentation of pro forma adjustments.

(a) The estimated cash proceeds, resulting from the MIVA Media sale are approximately $11.6 million.  The final gain / loss on this transaction will be based on the pre-closing balance sheet at March 12, 2009. Actual amounts may differ from this estimate.

(b) The Pro Forma loss on sale is estimated as follows:

Cash proceeds	$11,611
Less:
Estimated transaction costs	1,238
Net Assets of Media Business	11,637
Pro Forma Loss on Sale	$(1,264)